================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 9, 2004
                Date of Report (Date of earliest event reported)


                             FIRST INDUSTRIAL, L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                      333-21873               36-3924586
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
               (Address of principal executive offices, zip code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)




================================================================================

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Number            Description
------            -----------

1.1 Underwriting Agreement, dated June 9, 2004, relating to 5.25% Senior Notes due 2009 (the "Notes"), by and among Wachovia Capital Markets, LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Raymond James & Associates, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Commerzbank Capital Markets Corp., First Industrial Realty Trust, Inc. and First Industrial, L.P. (the "Operating Partnership").

4.1 Supplemental Indenture No. 9, dated as of June 14, 2004, relating to the Notes, by and between the Operating Partnership and U.S. Bank National Association.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST INDUSTRIAL, L.P.



                               By:  First Industrial Realty Trust, Inc.,
                                     its Sole General Partner




                               By:  /s/ Scott A. Musil
                                    -------------------------------------------
                                    Name:   Scott A. Musil
                                    Title:  Senior Vice President and Controller

Date:  June 17, 2004